COLUMBIA STRATEGIC INCOME FUND
                                                             (the "Fund")

                              Supplement to Statement of Additional Information dated October 1, 2003 as Revised October 13, 2003



The following sentence is added as the fifth paragraph in the section "Other Investment Policies" in the Fund's Statement of Additional Information:


         So long as shares of the Fund are being offered for sale in Japan, the Strategic Income Fund will not invest in any kind of equity securities or make any equity investments.



                                                              December 18, 2003